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                                                                    Exhibit 21.1

                     SUBSIDIARIES OF PARK NEWSPAPERS, INC.
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                                                  State of Incorporation
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

PARK NEWSPAPERS, INC.                                Delaware
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   1.  Park Newspapers of Clark County,
       Inc.                                          Indiana
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       a.  The News & Journal, Inc.                  Indiana
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   2.  Park Newspapers of Clinton, Inc.              North Carolina
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       a.  Clinton Newspapers, Inc.                  North Carolina
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   3.  Park Newspapers of Concord, Inc.              North Carolina
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       a.  The Concord Tribune, Inc.                 North Carolina
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   4.  Park Newspapers of Creek, Inc.                Delaware
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       a.  Park Newspapers of Sapulpa, Inc.          Oklahoma
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   5.  Park Newspapers of the Cumberlands, Inc.      Kentucky
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   6.  Park Newspapers of Devils Lake, Inc.          North Dakota
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   7.  Park Newspapers of Eden, Inc.                 North Carolina
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   8.  Effingham Daily News Company                  Illinois
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   9.  Park Newspapers of Georgia, Inc.              Georgia
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   10.  Park Newspapers of Hudson, Inc.              New York
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   11.  Park Newspapers of Idaho, Inc.               Idaho
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        a.  South Idaho Newspapers, Inc.             Idaho
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   12.  Park Newspapers of Illinois, Inc.            Delaware
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   13.  Park Newspapers of Indiana, Inc.             Indiana
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        a.  The Pilot Company, Inc.                  Indiana
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   14.  Park Newspapers of Iredell, Inc.             Delaware
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        a.  Park Newspapers of Statesville, Inc.     North Carolina
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   15.  Kannapolis Publishing Company, Inc.          North Carolina
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   16.  Park Newspapers of Kentucky, Inc.            Kentucky
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   17.  Park Newspapers of Lumberton, Inc.           North Carolina
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                                                  State of Incorporation
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
   18.  Park Newspapers of Marion, Inc.              North Carolina
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   19.  Park Newspapers of Medina, Inc.              New York
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   20.  Park Newspapers of Michigan, Inc.            Michigan
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        a.  Coldwater Reporter Company               Michigan
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   21.  Park Newspapers of Minnesota,                Minnesota
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   22.  Park Newspapers of Moore County, Inc.        North Carolina
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   23.  Park Newspapers of Mooresville, Inc.         North Carolina
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        a.  Mooresville Tribune, Inc.                North Carolina
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   24.  Park Newspapers of Morehead, Inc             Kentucky
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   25.  Park Newspapers of Morganton, Inc.           North Carolina
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   26.  Park Newspapers of Northeastern
        North Carolina, Inc.                         North Carolina
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   27.  Park Newspapers of Oklahoma, Inc.            Oklahoma
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        a.  McAlester Publishing Company             Oklahoma
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   28.  RHP Newspapers, Inc.                         New York
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        a.  Lockport Publications, Inc.              Delaware
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            i.  Lockport Union-Sun Journal, Inc.     New York
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   29.  Park Newspapers of Rockingham, Inc.          North Carolina
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   30.  Park Newspapers of St. Lawrence, Inc.        New York
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   31.  Park Newspapers of Virginia, Inc.            Virginia
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        a.  Prince William Publishing Company        Virginia
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   32.  Park Newspapers of Waynesboro, Inc.          Virginia
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   33.  Park Newspapers of Florida, Inc.             Florida
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   34.  Park Newspapers of Norwich, Inc.             New York
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   35.  Park Newspapers of Honesdale, Inc.           Pennsylvania
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   36.  Park Newspapers of Susquehanna, Inc.         Pennsylvania
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